                                                                   EXHIBIT 10.32

                         DEED OF GUARANTEE AND INDEMNITY

To       Venture Finance PLC
         Sussex House
         Perrymount Road
         Haywards Heath
         West Sussex RH16 1DN

1        In this deed except where the context otherwise requires:

         (1) words implying the singular shall include the plural and words implying any of the three genders shall include either of the other two; and

         (2) the following expressions shall have the meanings assigned to them below:

                  "Agreement"       any agreement between the Principal and you
                                    for the sale and purchase or factoring or discounting of debts;

                  "Co-surety"       any person (other than a person named in
                                    section 2 of the Schedule) who has given a guarantee or indemnity in respect of any obligations of the Principal to you:

                  "Indulgence"      the grant of any time or indulgence or the
                                    conclusion of any agreement not to sue or of any compromise or composition or the release of any charge lien or other security or any part thereof;

                  "Losses" losses costs damages claims interest and expenses;

                  "Principal"       the person whose name and address appears in
                                    section 1 of the Schedule;

                  "Schedule"        the schedule annexed to and forming part of
                                    this deed.

2 We the Guarantors and Indemnifiers whose names appear in section 2 of the Schedule hereby guarantee:

         (i) the due performance of all the obligations to you of the Principal under the Agreement and any other agreement and

         (ii) upon your demand in writing the due payment of all amounts payable or which may at any time hereafter become payable to you by the Principal whether arising under the Agreement or otherwise.

3 Without prejudice to the provisions of paragraph 2 hereof we hereby agree to indemnify you and hold you harmless against all losses you may suffer or incur by reason of any failure of the Principal to comply with any term of the Agreement or of any other agreement between the Principal and you.

4 The guarantee given herein shall be a continuing guarantee and shall apply to the ultimate amount payable by the Principal and shall not be discharged by any intermediate payment or satisfaction by the Principal.

5        Our liability under this guarantee and indemnity shall not be affected by:

         (i) any Indulgence granted or made by you to or with the Principal or any Co-surety;

         (ii) any variation in the Agreement or in any other agreement between the Principal and you (whether or not our liability to you may be increased thereby) or by any defect therein or in its execution;

         (iii) any failure by you to take perfect or hold unencumbered any security from the Principal or any other person;

         (iv)     any change in the constitution of the Principal; or

         (v) any other matter or circumstance that might, but for the operation of this paragraph, operate to release or reduce our liability hereunder,

         and we shall be liable hereunder in every respect as principal debtors.

6        If two or more persons are named as Guarantors and Indemnifiers in section 2 of the Schedule our liability hereunder shall be joint and several and the liability of each one of us shall not be affected by any Indulgence granted or made by you to or with any other of us nor by:

         (i)      any defect in the execution of this deed by any other of us:

         (ii) any defect in any other guarantee or indemnity or other security held by you in respect of the Principal's obligations to you or in the execution thereof:

         (iii)    any notice of termination hereof by any other of us;

         you may at your discretion (but shall not be obliged to) treat any notice by any one of us as notice by all of us.

7 We shall be liable to pay you interest calculated from day to day and compounded monthly at four per cent over the base rate of HSBC Bank plc on all sums demanded by you hereunder from the date of your demand to the date when payment is received by you both before and after any judgement.

8        As security for the due performance of our obligations hereunder:

         (i) Each one of us that is a corporate body hereby assigns to you any right of proof (in consequence of the winding up of the principal) in respect of any indebtedness of the Principal to each one of us; and

         (ii) Each one of us that is not a corporate body hereby assigns to you any amount which is now or may hereafter become owing to that one of us by the Principal together with any security taken or to be taken to secure that indebtedness.

         (iii) Each one of us irrevocably appoints you and your directors and company secretary for the time being jointly and each one of you and them severally to be his attorney to execute in his name such document and to do such other things as you may consider requisite to effect collection of any dividend or to vote at any meeting in respect of such right of proof or to perfect your ownership of and to collect any such indebtedness and to realise any such security as the case may be.

9 Any monies received by you by virtue of or in connection with this guarantee and indemnity may be placed by you to the credit of a suspense account with a view to your preserving your right to prove for the whole of your claim against the Principal in the event of its winding up.

10 We agree to pay you all costs and expenses (on a full indemnity basis) arising out of or in connection with the recovery by you of the monies due to you herein.

11 Any discharge given by you to us in respect of our obligations under this guarantee and indemnity shall be deemed to have been void and of no effect if any security taken from or payment made by the Principal or any other person which had been taken into account by you in giving the discharge is subsequently avoided or reduced by or in pursuance of any provision of law. The paper on which this deed is written shall remain your property notwithstanding any such discharge.

12 This guarantee and indemnity shall be additional to and not in substitution for any other security taken or to be taken by you in respect of the Principal's obligations to you. In arriving at the amount payable to you by the Principal you shall be entitled to take into account all liabilities (whether actual or contingent) and to make a reasonable estimate of any contingent liability. This guarantee and indemnity shall remain in full force and effect until the expiry of not less than three months notice of its termination given by us by delivery of it to your registered office not earlier than the termination of the Agreement (and if the Agreement comprises more than one agreement until the last such termination); but such termination of this guarantee and indemnity shall not affect our liability as regards any liability of the Principal arising out of any transaction having its inception before the expiry of the period of such notice.

13 Any notice or demand on any of us shall be validly given or made if delivered to or sent by post to its address stated in section 2 of the Schedule or its address last known to you (or in the case of a corporate body to its registered office or if handed to one of its officials) and if sent by post shall be deemed to be received within seventy-two hours of posting.

14 This guarantee and indemnity shall be construed and take effect according to English law and we accept the non-exclusive jurisdiction of the English Courts. If any provision hereof shall be held invalid or unenforceable no other provisions hereof shall be affected and all such other provisions shall remain in full force and effect.

                                  THE SCHEDULE

1        PRINCIPAL:                                  Xcel Power Systems Limited
                                                     Brunswick Road
                                                     Cobbs Wood
                                                     Ashford
                                                     Kent
                                                     TN231EB

         Country of registration:                    England
         Registered number:                          00575679

2        GUARANTOR AND
         INDEMNIFIER:                                Microtel International Inc.
                                                     9485 Haven Avenue
                                                     Suite 100
                                                     Rancho Cucamonga
                                                     CA 91730

         Country of registration:                    United States of America
         Registered number:

IN WITNESS whereof such of the parties have executed this Deed in the manner described below

Signed as a Deed by        MICROTEL INTERNATIONAL INC.
                                                             )
                                                             )
on the 12 day of November 2002                               )

Acting by:

/S/ CARMINE T. OLIVA        Director                 )    /S/ CARMINE T. OLIVA
---------------------------                                -------------------
     Carmine T. Oliva                                )

/S/ ROBERT B. RUNYON        Director/Secretary       )    /S/ ROBERT B. RUNYON
---------------------------                               --------------------
     Robert B. Runyon

IN WITNESS whereof such of the parties have executed this Deed in the manner described below

Signed as a Deed by        XCEL CORPORATION LIMITED

                                                     )
                                                     )
on the 23 day of October 2002                        )

Acting by:

/S/ C.T. OLIVA              Director                 )    /S/ CARMINE T. OLIVA
---------------------------                                ---------------------
                                                     )
/S/ GRAHAM JEFFERIES        Director/Secretary       )    /S/ GRAHAM JEFFERIES
---------------------------                               ----------------------

Signed as a Deed by        BELIX POWER CONVERSION LIMITED

                                                     )
                                                     )
on the 23 day of October 2002                        )

Acting by:

/S/ C.T. OLIVA              Director                 )    /S/ CARMINE T. OLIVA
---------------------------                                ---------------------
                                                     )
/S/ GRAHAM JEFFERIES        Director/Secretary       )    /S/ GRAHAM JEFFERIES
---------------------------                               ----------------------

Signed as a Deed by        BELIX WOUND COMPONENTS LIMITED

                                                     )
                                                     )
on the 23 day of October 2002                        )

Acting by:

/S/ C.T. OLIVA              Director                 )    /S/ CARMINE T. OLIVA
---------------------------                                ---------------------
                                                     )
/S/ GRAHAM JEFFERIES        Director/Secretary       )    /S/ GRAHAM JEFFERIES
---------------------------                               ----------------------